EQUITY	12 Months Ended
Dec. 31, 2017
Partners' Capital Notes [Abstract]
EQUITY
EQUITY

At December 31, 2017, a total of 69.6% (2016: 67.5%) of the Partnership's common units outstanding were held by the public. The remaining common units were held by Golar and the 2% general partner interest was held by our General Partner. All of the Partnership's outstanding Series A Cumulative Redeemable Preferred Units (the “Series A Preferred Units”) are held by the public.

Rights and Obligations of Partnership Units

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Common units. Common units represent limited partner interests in us. Each outstanding common unit is entitled to one vote on matters subject to a vote of common unitholders. However, if at any time, any person or group owns beneficially more than 4.9% or more of any class of units outstanding, any such units owned by that person or group in excess of 4.9% may not be voted (except for purposes of nominating a person for election to our Board). The voting rights of any such common unitholder in excess of 4.9% will effectively be redistributed pro rata among the other common unitholders holding less than 4.9% of the voting power of such class of units. The General Partner, its affiliates and persons who acquired common units with the prior approval of the Board will not be subject to this 4.9% limit except with respect to voting their common units in the election of the four elected directors.

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Subordinated units. Subordinated units represented limited partner interests in us. Subordinated units had limited voting rights and most notably were excluded from voting in the election of the elected directors. During the subordination period, the common units had preferential distribution rights to the subordinated units. The subordination period ended on June 30, 2016, on which date all our subordinated units, which were 100% held by Golar, converted to common units.

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General partner units. There is a limitation on the transferability of the general partner interest such that the General Partner may not transfer all or any part of its general partner interest to another person (except to an affiliate of the General Partner or another entity as part of the merger or consolidation of the General Partner with or into another entity or the transfer by the General Partner of all or substantially all of its assets to another entity) prior to March 31, 2021 without the approval of the holders of at least a majority of the outstanding common units, excluding common units held by the General Partner and its affiliates. The general partner units are not entitled to vote in the election of the four elected directors. However, subject to the rights of the holders of Series A Preferred Units in certain instances, the General Partner in its sole discretion appoints three of the seven members of the Board.

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IDRs. The IDRs are non-voting and represent rights to receive an increasing percentage of quarterly distributions of available cash from operating surplus after the minimum quarterly distribution and the target distribution levels have been achieved (see note 28). Pursuant to the Partnership Agreement, the IDRs are transferable without unitholder approval.

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Series A Preferred Units. The Series A Preferred Units represent perpetual equity interests in us and, unlike our indebtedness, will not give rise to a claim for payment of a principal amount at a particular date. Series A Preferred Units have the voting rights described below under “Series A Preferred Units”. The Series A Preferred Units have preferential distribution rights to our common units and rank junior to all of our indebtedness as set forth below.

For additional information regarding the common units, general partner units, IDRs and Series A Preferred Units, please see our Registration Statement on Form 8-A/A filed on November 13, 2017.

Equity Issuances

The following table shows the movement in the number of preferred units, common units, subordinated units and general partner units during the years ended December 31, 2017, 2016 and 2015:

(in units)	Preferred Units	Common Units	Subordinated Units	GP Units
December 31, 2014	—	45,663,096	15,949,831	1,257,408
December 2015 common unit repurchase program	—	(496,000)	—	—
December 31, 2015	—	45,167,096	15,949,831	1,257,408
January 2016 common unit repurchase program	—	(38,000)	—	—
June 2016 conversion of subordinated units	—	15,949,831	(15,949,831)	—
October 2016 IDR reset	—	2,994,364	—	61,109
December 31, 2016	—	64,073,291	—	1,318,517
February 2017 common unit offering	—	5,175,000	—	94,714
October 2017 preferred units offering	5,520,000	—	—	—
November 2017 earn-out units conversion (1st tranche)	—	374,295		7,639
During 2017 common unit continuous offering program	—	145,675	—	2,973
December 31, 2017	5,520,000	69,768,261	—	1,423,843

In December 2015, our Board approved a program to repurchase up to $25.0 million of our outstanding common units in the open market over a two year period. As of December 31, 2017, we had repurchased a total of 534,000 units under the common unit repurchase program for an aggregate cost of $6.5 million. In accordance with our provisions of the Partnership Agreement, all common units repurchased are deemed canceled and not outstanding, with immediate effect.

In June 2016, our Board determined that the conditions precedent for the expiration of the subordination period set forth in the definition of “Subordination Period” contained in the Partnership Agreement were satisfied, and on June 30, 2016, all 15,949,831 subordinated units (all of which were held by Golar) were converted into common units on a one-for-one basis.

In September 2017, we entered into an equity distribution agreement with a sales agent pursuant to which we may, from time to time issue common units with an aggregate offering price of up to $150 million (the “ATM Program”). We sold 145,675 common units in December 2017, at an average gross sales price of $22.79 per unit, for which we received $3.3 million. In connection with such sales, our General Partner purchased 2,973 general partner units at an average price of $22.79 per unit.

The following table summarizes public offerings of our equity during the year ended December 31, 2017:

Date	Number of Units Issued	Type of units	Offering Price	Net Proceeds (in thousands of $)	Golar’s Ownership after the Offering (2)	Use of Proceeds
February 2017	5,175,000	Common	$22.67	118,774	31.51%	General partnership purposes and a portion of the deposit for the Hilli Acquisition
October 2017	5,520,000	Preferred	$25.00	132,991	31.51%	General partnership purposes
December 2017	145,675	Common(3)	$22.79	3,275	31.82%	General partnership purposes
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(1) Includes General Partner's 2% proportionate capital contribution.
(2) Includes Golar's 2% general partner interest in the Partnership and common unit ownership.
(3) Refers to issuances under our common unit continuous (“ATM”) offering program.

Exchange of Incentive Distribution Rights

On October 19, 2016 (the “IDR Exchange Closing Date”), pursuant to the terms of an Exchange Agreement (the “Exchange Agreement”), dated as of October 13, 2016, by and between the Partnership, Golar and our General Partner, Golar and our General Partner exchanged all of their incentive distribution rights in the Partnership (“Old IDRs”) for (i) the issuance by us on the IDR Exchange Closing Date of a new class of incentive distribution rights in the Partnership (“New IDRs”), (ii) an aggregate of 2,994,364 additional common units and an aggregate of 61,109 additional general partner units and (iii) the issuance in the future of an aggregate of up to 748,592 additional common units and up to 15,278 additional general partner units (collectively, the “Earn-Out Units”) that may be issued subject to certain conditions described below. The new IDRs result in the minimum distribution level increasing from $0.3850 per common unit to $0.5775 per common unit. The fair value of the Old IDRs is not materially different to the fair value of all of the newly issued instruments.

On the IDR Exchange Closing Date (i) the Old IDRs were exchanged by Golar and the General Partner and cancelled by us, (ii) 100% of the New IDRs were issued to the General Partner and Golar, (iii) 2,425,435 and 568,929 additional common units were issued to the General Partner and Golar, respectively, and (iv) 61,109 general partner units were issued to the General Partner.

As of November 14, 2017 we had paid a distribution of available cash from operating surplus pursuant to the terms of our Second Amended and Restated Partnership Agreement, on each of the outstanding common units equal to or greater than $0.5775 per common unit in respect of each of the quarterly periods ended December 31, 2016, March 31, 2017, June 30, 2017 and September 30, 2017. Accordingly, we issued 50% of the Earn-Out Units - 374,295 common units and 7,639 general partner units to Golar and the General Partner, respectively.

We will issue the remaining 50% of the Earn-Out Units if we pay a distribution of available cash from operating surplus on each of the outstanding common units equal to or greater than $0.5775 per common unit in respect of each of the quarterly periods ended December 31, 2017, March 31, 2018, June 30, 2018 and September 30, 2018.

In relation to our IDR reset transaction we accounted for this as a modification of the Old IDRs and determined that the earn-out units met the definition of a derivative. Accordingly, the overall effect of the transaction was (i) reclassification of the initial fair value of the derivative from equity to current liabilities of $15.0 million; (ii) reallocation between unitholders within equity due to the recognition of the incremental fair value of the modification and fair values of newly issued instruments and resulting deemed distribution. The fair value of the Earn-Out Units at December 31, 2017 amounted to $7.4 million. This followed the issuance of the first 50% of the earn-out units which were valued at $8.0 million and thus transferred to equity in November 2017 (see note 23).

Series A Preferred Units

Our 8.75% Series A Cumulative Redeemable Preferred Units are listed on the Nasdaq Global Market under the symbol “GMLPP”.

On October 31, 2017 we sold in a registered public offering 5,520,000 of our Series A Preferred Units, liquidation preference $25.00 per unit. We raised proceeds, net of the underwriters discounts and offering fees, of approximately $133.0 million.

The Series A Preferred Units rank:

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senior to our common units and to each other class or series of limited partner interests or other equity securities established after the original issue date of the Series A Preferred Units that is not expressly made senior to or on parity with the Series A Preferred Units as to the payment of distributions and amounts payable upon liquidation, dissolution or winding up, whether voluntary or involuntary (“Junior Securities”);

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pari passu with any class or series of limited partner interests or other equity securities established after the original issue date of the Series A Preferred Units with terms expressly providing that such class or series ranks on a parity with the Series A Preferred Units as to the payment of distributions and amounts payable upon liquidation, dissolution or winding up, whether voluntary or involuntary (“Parity Securities”);

•	junior to all of our indebtedness and other liabilities with respect to assets available to satisfy claims against us; and

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junior to each other class or series of limited partner interests or other equity securities expressly made senior to the Series A Preferred Units as to the payment of distributions and amounts payable upon liquidation, dissolution or winding up, whether voluntary or involuntary (“Senior Securities”). The Series A Preferred Units have no conversion or exchange rights and are not subject to any preemptive rights.

Distributions on the Series A Preferred Units are payable out of amounts legally available therefor at a rate equal to 8.75% per annum of the stated liquidation preference. Distributions are payable quarterly in arrears on the 15th day of February, May, August and November of each year, when, as and if declared by our Board. The first distribution on the Series A Preferred Units was paid on February 15, 2018 in an amount equal to $0.63802 per unit, representing accumulated distributions from October 31, 2017, the original issuance date of the Series A Preferred Units through February 14, 2018.

The Series A Preferred Units generally have no voting rights. However, if and whenever distributions payable on the Series A Preferred Units are in arrears for six or more quarterly periods, whether or not consecutive, holders of Series A Preferred Units, voting as a class together with the holders of any Parity Securities upon which like voting rights have been conferred and are exercisable, will have the right to replace one of the members of our Board appointed by our General Partner with a person nominated by such holders (unless the holders of Series A Preferred Units and Parity Securities upon which like voting rights have been conferred voting as a class, have previously elected a member of our Board, and such director continues then to serve on the Board). Distributions payable on the Series A Preferred Units will be considered to be in arrears for any quarterly period for which full cumulative distributions through the most recent distribution payment date have not been paid on all outstanding Series A Preferred Units. The right of such holders of Series A Preferred Units to elect a member of our Board will continue until such time as all accumulated and unpaid distributions on the Series A Preferred Units have been paid in full. In addition, unless we have received the affirmative vote or consent of the holders of at least two-thirds of the outstanding Series A Preferred Units, voting as a single class, our Board may not adopt any amendment to our partnership agreement that would have a material adverse effect on the existing terms of the Series A Preferred Units. In addition, unless we have received the affirmative vote or consent of the holders of at least two-thirds of the outstanding Series A Preferred Units, voting as a class together with holders of any other Parity Securities upon which like voting rights have been conferred and are exercisable, we may not (i) issue any Parity Securities if the cumulative distributions on Series A Preferred Units are in arrears or (ii) create or issue any Senior Securities.

In the event of a liquidation, dissolution or winding up of our affairs, whether voluntary or involuntary, holders of Series A Preferred Units will have the right to receive a liquidation preference of $25.00 per unit plus an amount equal to all accumulated and unpaid distributions thereon to the date of payment, whether declared or not. These payments will be paid before any payments are paid to our common unitholders.

At any time on or after October 31, 2022, we may redeem, in whole or in part, the Series A Preferred Units at a redemption price of $25.00 per unit plus an amount equal to all accumulated and unpaid distributions thereon on the date of redemption, whether declared or not. Any such redemption will be effected from funds legally available for such purpose. We must provide not less than 30 days’ and not more than 60 days’ written notice of any such redemption.